BLACKROCK FUNDS SM

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY 28, 1999


The section "Investment Policies--Additional Information on Portfolio Investments" is amended as follows:

     The last sentence of the third paragraph under "Variable and Floating Rate Instruments" has been deleted.

     The last sentence of the first paragraph under "Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks" has been deleted.

     The last sentence of the second paragraph under "U.S. Government Obligations" has been deleted.

     The last sentence under "Supranational Organization Obligations" has been deleted.

     The last sentence of the second paragraph under "Commercial Paper" has been deleted.


This Supplement is dated April 23, 1999.